Fees Summary	Nov. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,238,033.92
Previously Paid Amount	0.00
Total Fee Amount	977.72
Total Offset Amount	0.00
Net Fee	$ 977.72